FINANCIAL SUPPLEMENT NYSE: CIM 3rd Quarter 2017

Information is unaudited, estimated and subject to change. DISCLAIMER This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the UnitedStates Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates andprojections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2016, and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; changes in interest rates and the market value of our assets; the rates of default or decreased recovery on the mortgages underlying our target assets; the occurrence, extent and timing of credit losses within our portfolio; the credit risk in our underlying assets; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; our ability to borrow to finance our assets and the associated costs; changes in the competitive landscape within our industry; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to acquire residential mortgage loans and successfully securitize the residential mortgage loans we acquire; our ability to oversee our third party sub- servicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors.

Information is unaudited, estimated and subject to change. 2 PORTFOLIO COMPOSITION Residential Mortgage Credit Portfolio Agency Portfolio Total Portfolio Gross Asset Yield: 7.2% 2.6% 6.3% Financing Cost(2): 4.0% 1.8% 3.6% Net Interest Spread: 3.2% 0.8% 2.7% Net Interest Margin: 3.8% 1.1% 3.2% All data as of September 30, 2017 (1) Financing excludes unsettled trades. (2) Includes the interest incurred on interest rate swaps. Net Investment Analysis 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1 0 B ill io ns $2.9 $0.8 $3.6 $3.1 $9.9 Non-Recourse (Securitization) Recourse (Repo) Recourse (Repo) Equity Equity Agency Portfolio Total Assets: 4.4 billion(1) Residential Mortgage Credit Portfolio Total Assets: 16.5 billion(1) 79% of Chimera's equity capital is allocated to mortgage credit

Information is unaudited, estimated and subject to change. 3 September 30, 2017 June 30, 2017 Total Portfolio: $20.8 billion Total Portfolio: $20.4 billion Non-Agency MBS Agency MBS Loan Portfolio 14% 21% 65% Non-Agency MBS Agency MBS Loan Portfolio 15% 20% 65% GAAP ASSET ALLOCATION(1) (1) Based on fair value. Chimera added $5.8 billion in residential mortgage loans through three quarters in 2017

Information is unaudited, estimated and subject to change. 4 September 30, 2017 June 30, 2017 Total Financing: $16.6 Billion Total Financing: $16.0 Billion Agency Repurchase Agreements, RMBS Non-Agency Repurchase Agreements, RMBS Non-Recourse Debt, Securitized RMBS and Loans (2) 19% 22%60% Agency Repurchase Agreements, RMBS Non-Agency Repurchase Agreements, RMBS Non-Recourse Debt, Securitized RMBS and Loans (2) 20% 19%61% GAAP FINANCING SOURCES (1) Leverage ratios as of September 30, 2017 (2) Consists of tranches of RMBS and loan securitizations sold to third parties. Total Leverage(1): 4.6:1 Recourse Leverage(1): 1.8:1

CONSOLIDATED LOAN SECURITIZATIONS

($ in thousands)		At Issuance / Acquisition			September 30, 2017		
Vintage	Deal	Total Original Face	Total of Tranches Sold	Total of Tranches Retained	Total Remaining Face	Remaining Face of Tranches Sold	Remaining Face of Tranches Retained
2017	CIM 2017-6	$782,725	$626,179	$156,546	$775,269	$617,903	$157,366
2017	CIM 2017-5	377,034	75,407	301,627	364,191	62,566	301,625
2017	CIM 2017-4	830,510	710,003	120,507	739,350	621,172	118,178
2017	CIM 2017-3	2,434,640	2,113,267	321,373	2,242,880	1,920,238	322,642
2017	CIM 2017-2	331,440	248,580	82,860	309,491	226,354	83,137
2017	CIM 2017-1	526,267	368,387	157,880	479,924	322,231	157,693
2016	CIM 2016-FRE1	185,811	115,165	70,646	168,677	97,652	71,025
2016	CIM 2016-5[(1)]	66,171	10,000	56,171	47,021	7,341	39,680
2016	CIM 2016-4[(1)]	601,733	493,420	108,313	528,484	416,722	111,762
2016	CIM 2016-3	1,746,084	1,478,933	267,151	1,431,654	1,163,896	267,758
2016	CIM 2016-2	1,762,177	1,492,563	269,614	1,444,912	1,173,865	271,047
2016	CIM 2016-1	1,499,341	1,266,898	232,443	1,219,182	987,934	231,248
2015	CIM 2015-4AG[(2)]	750,647	425,000	325,647	546,592	356,499	190,093
2015	CIM 2015-3AG[(3)]	698,812	520,935	177,877	482,340	325,048	157,292
2015	CIM 2015-2AG[(4)]	330,293	276,998	53,295	219,776	172,736	47,040
2015	CIM 2015-1EC	268,731	214,985	53,746	205,034	148,331	56,703
2014	CSMC 2014-CIM1[(5)]	333,865	268,087	65,778	199,891	140,379	59,512
2013	SLFMT 2013-2A	1,137,308	1,134,464	2,844	731,940	450,839	281,101
2013	SLFMT 2013-3A	500,390	499,139	1,251	365,221	212,836	152,385
2012	CSMC 2012-CIM1	741,939	707,810	34,129	59,167	29,881	29,286
2012	CSMC 2012-CIM2	425,091	404,261	20,830	50,670	31,974	18,696
2012	CSMC 2012-CIM3	329,886	305,804	24,082	121,836	102,727	19,109
2008	PHHMC 2008-CIM1	619,710	549,142	70,568	46,523	33,867	12,656
	TOTAL	**$17,280,605**	**$14,305,427**	**$2,975,178**	**$12,780,025**	**$9,622,991**	**$3,157,034**
			% of origination remaining		*74%*		

(1) Contains collateral from Springleaf 2013-1A Trust.
(2) Contains collateral from Springleaf 2012-3A Trust.
(3) Contains collateral from Springleaf 2012-2A Trust.
(4) Contains collateral from Springleaf 2012-1A Trust.
(5) Contains collateral from Springleaf 2011-1A Trust.

Information is unaudited, estimated and subject to change.

5

CHIMERA INVESTMENT CORPORATION

Information is unaudited, estimated and subject to change. 6 ($ in thousands) At Issuance / Acquisition September 30, 2017 Vintage Deal Total OriginalFace Total of Tranches Sold Total of Tranches Retained Total Remaining Face Remaining Face of Tranches Sold Remaining Face of Tranches Retained 2014 CSMC 2014-4R(1) 367,271 — 367,271 218,061 — 218,061 2010 CSMC 2010-1R 1,730,581 691,630 1,038,951 524,457 3,870 520,587 2010 CSMC 2010-11R 566,571 338,809 227,762 221,027 12,137 208,890 2009 CSMC 2009-12R 1,730,698 915,566 815,132 494,570 90,663 403,907 2009 JPMRR 2009-7 1,522,474 856,935 665,539 453,994 116,244 337,750 2009 JMAC 2009-R2 281,863 192,500 89,363 79,985 23,884 56,101 TOTAL 6,199,458 2,995,440 3,204,018 1,992,094 246,798 1,745,296 % of origination remaining 32% 8% 54% CONSOLIDATED RMBS SECURITIZATIONS ▪ Re-Remic subordinate bonds have had slow prepayments considering the low interest rate environment ▪ Chimera expects the subordinate bond portfolio to have meaningful impact on earnings for the foreseeable future (1) Contains collateral from CSMC 2010-12R Trust.

AGENCY & REPO SUMMARY

Agency Securities – As of September 30, 2017

Security Type	Coupon(1)	Current Face	Weighted Average Market Price	Weighted Average CPR
Agency Pass-through	3.50%	$878,766	103.3	10.3
	4.00%	1,261,567	105.5	10.8
	4.50%	176,505	107.7	15.7
Commercial	3.6%	1,774,802	102.1	—
Agency IO	0.7%	N/M(2)	3.6	9.8
Total		**$4,091,640**		

Agency Securities – As of June 30, 2017

Security Type	Coupon(1)	Current Face	Weighted Average Market Price	Weighted Average CPR
Agency Pass-through	3.50%	$968,548	102.9	10.4
	4.00%	1,153,118	105.4	14.7
	4.50%	254,403	107.6	20.8
Commercial	3.6%	1,366,273	101.4	—
Agency IO	0.8%	N/M(2)	3.8	10.4
Total		**$3,742,342**		

Repo Days to Maturity – As of September 30, 2017

Maturity	Principal Balance	Weighted Average Rate	Weighted Average Days
Within 30 days	$2,433,157	1.40%	
30 to 59 days	473,727	1.38%	
60 to 89 days	189,350	1.37%	
90 to 360 days	—	—%	
Total	**$3,096,234**	**1.39%**	**21 Days**

Repo Days to Maturity – As of June 30, 2017

Maturity	Principal Balance	Weighted Average Rate	Weighted Average Days
Within 30 days	$2,341,691	1.13%	
30 to 59 days	543,553	1.23%	
60 to 89 days	264,071.478	1.24%	
90 to 360 days	—	—%	
Total	**$3,149,315**	**1.16%**	**23 Days**

(1) Coupon is a weighted average for Commercial and Agency IO
(2) Notional Agency IO was $3.2 billion and $3.3 billion as of September 30, 2017 and June 30, 2017 respectively.

Information is unaudited, estimated and subject to change.

7

CHIMERA INVESTMENT CORPORATION

Information is unaudited, estimated and subject to change. 8 Description ($ in thousands) - 100 Basis Points - 50 Basis Points Unchanged +50 Basis Points +100 Basis Points Agency Securities Market Value $ 4,604,132 $ 4,483,164 $ 4,354,872 $ 4,219,737 $ 4,080,509 Percentage Change 5.7% 2.9% - (3.1)% (6.3)% Swap Market Value (176,437) (86,148) - 83,021 164,695 Percentage Change (4.1)% (2.0)% - 1.9% 3.8 % Futures Market Value (35,306) (17,411) - 16,946 33,439 Percentage Change (0.8)% (0.4)% - 0.4% 0.8 % Net Gain/(Loss) $ 37,517 $ 24,733 - $ (35,168) $ (76,229) Percentage Change in Portfolio Value(1) 0.9% 0.6% - (0.8)% (1.8)% Near Term 0-3 Short Term 3-5 Medium Term 5-10 Long Term 10-30 Hedge Book Maturities 29% 34% 28% 9% INTEREST RATE SENSITIVITY Chimera added to its Agency Commercial and hedge portfolios during the quarter Total Notional Balance - Derivative Instruments September 30, 2017 June 30, 2017 Interest Rate Swaps 3,373,400 2,952,400 Swaptions 482,000 482,000 Futures 619,700 619,700 (1) Based on instantaneous moves in interest rates.

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